Supplement dated September 12, 2013
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Small Company Growth Fund	5/01/2013
Effective on or about September 12, 2013, the following changes are made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Wayne Collette, CFA	Senior Portfolio Manager and Head of Small, SMID, and Mid-Cap Growth Equity	Lead manager	2010
Lawrence Lin, CFA	Portfolio Manager	Co-manager	2010
Rahul Narang	Portfolio Manager	Co-manager	September 2013
The rest of the section remains the same.
The portfolio manager information under the caption “Primary Service Providers - Portfolio Management” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Wayne Collette, CFA	Senior Portfolio Manager and Head of Small, SMID, and Mid-Cap Growth Equity	Lead manager	2010
Lawrence Lin, CFA	Portfolio Manager	Co-manager	2010
Rahul Narang	Portfolio Manager	Co-manager	September 2013
Mr. Collette joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2001. Mr. Collette began his investment career in 1996 and earned a B.A. from Brandeis University and an M.B.A. in finance from the Columbia Business School at Columbia University.
Mr. Lin joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2006. Mr. Lin began his investment career in 1998 and earned a B.S. from the University of Southern California.
Mr. Narang joined the Investment Manager in 2012. Prior to 2012, Mr. Narang was a Senior Vice President at Robeco Investment Management. Mr. Narang began his investment career in 1994 and earned a B.S. in business administration from California Polytechnic State University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-1506-2 A (9/13)
S-20230-1 A (9/13)